                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                           JOHNSTON INDUSTRIES, INC.

      As set forth in Section 3 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for shares of Common Stock, $.10 par value (the "Shares"), of Johnston Industries, Inc., a Delaware corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary at the address set forth below on or prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

             By Mail:                                              By Hand Overnight Courier:
   Tender & Exchange Department                                   Tender & Exchange Department
          P.O. Box 11248                                               101 Barclay Street
       Church Street Station                                        New York, New York 10286
   New York, New York 10286-1248

                           By Facsimile Transmission:

                        (for Eligible Institutions only)
                                 (212) 815-6213

                  For Confirmation of Facsimile Transmission:

                                 (212) 815-6156
                         ------------------------------

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

      The undersigned hereby tenders to JI Acquisition Corp., a Delaware corporation (the "Purchaser"), and a subsidiary of CGW Southeast Partners IV, L.P., a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated April 7, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares (as such term is defined in the Offer to Purchase) set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of
Shares:
----------------------------------------------- Shares
Certificate No(s). (if available)
                                 ---------------------
------------------------------------------------------
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If Share(s) will be tendered by book-entry
transfer, check the following box
     [  ] The Depository Trust Company
Account Number:
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Name(s) of Record Holder(s):
                            ----------------------------------------------------
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                  (Please Print)
Address(es):
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                                          (Zip Code)
Area Code and Telephone Number(s):
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Signatures:
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Dated:
      ------------------, 2000

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE

                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

      The undersigned, a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message, and any other required documents within three trading days (as defined in the Offer to Purchase) after the date hereof.

      The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver such Letter of Transmittal and such certificates for Shares, or such Book-Entry Confirmation, to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution. All capitalized terms used herein have the meanings set forth in the Offer to Purchase.

Name of Firm:
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Address:
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Area Code and
Telephone Number:
                 ---------------------------------------------------------------

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                             (Authorized Signature)
Title:
      --------------------------------------------------------------------------
Name:
     ---------------------------------------------------------------------------

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                             (Please type or print)
Dated:
      ------------------, 2000

         NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR
                             LETTER OF TRANSMITTAL.

                                       -2-